ASSIGNMENT OF WARRANTIES AND GUARANTEES

     For Ten dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, Angeles Partners XIV, a California limited partnership, (the "Assignor") hereby transfers, conveys and assigns unto ABMD, LTD., an Ohio limited liability company, (the "Assignee") all of the right, title and interest of the Assignor in and to all warranties and guarantees currently in force and effect with respect to that certain office building being sold by Assignor to Assignee as of the date hereof located at 6680 Poe Avenue, Vandalia, Ohio, commonly known as Park Center II.

     IN WITNESS  WHEREOF, the  Assignor has  executed the  within Assignment  of
Warranties and Guarantees effective as of this      day of July, 1996.

                         ANGELES PARTNERS XIV, a
                         California limited partnership

                         By:  Angeles Realty Corporation II, a
                              California corporation
                              (General Partner)
ATTEST:


/s/Kelley M. Buechler    By:  /s/Robert D. Long, Jr.
Assistant Secretary
                         Its: Vice President